EX-99.1

SHOE CARNIVAL ANNOUNCES TWO-FOR-ONE STOCK SPLIT

Provides Business Update for Fiscal Year 2021

FOR IMMEDIATE RELEASE

Evansville, Indiana, June 21, 2021 - Shoe Carnival, Inc. (Nasdaq: SCVL) (the “Company”), a leading retailer of footwear and accessories for the family, announced today that its Board of Directors has authorized a two-for-one stock split of the Company's common stock. The stock split will be effected by the payment of a stock dividend of one share on each share of common stock to shareholders of record at the close of business on Tuesday, July 6, 2021. The dividend shares are scheduled to be distributed on Monday, July 19, 2021. The Company expects the adjusted number of shares outstanding and adjusted per share stock price reported by the Nasdaq Stock Market to be effective Tuesday, July 20, 2021. The recently announced cash dividend of $0.14 per share, which is also payable on July 19, 2021, will be paid on a pre-split basis.

“The Board’s approval of this stock split along with the recent dividend increase, further underscores its confidence in Shoe Carnival’s long-term growth trajectory. We are truly excited about the strength of our concept, dedication of our team and unwavering commitment to our customers continuing to position Shoe Carnival as a leader in the family footwear segment,” commented Cliff Sifford, Shoe Carnival’s Vice Chairman and Chief Executive Officer.

Fiscal 2021 Guidance

The Company also provided full year net sales and earnings guidance for fiscal 2021. For the full fiscal year 2021, Shoe Carnival anticipates net sales to be in excess of $1.15 billion and diluted net income per share to be in excess of $6.00 pre-stock split, or in excess of $3.00 post-stock split. Net sales are expected to surpass any previous full fiscal year record by over $100 million, and diluted net income per share is expected to more than double the Company’s previous fiscal year record of $2.92 per share (pre-split basis).

“The fundamentals of our business remain robust. We have maintained strong momentum as we move through the second fiscal quarter, and as a result, we have provided an initial outlook for our full fiscal year 2021. We look forward to providing more detail on our second quarter earnings call,” noted Mark Worden, President and Incoming Chief Executive Officer.

About Shoe Carnival

Shoe Carnival, Inc. is one of the nation’s largest family footwear retailers, offering a broad assortment of dress, casual and athletic footwear for men, women and children with emphasis on national name brands. As of June 21, 2021, the Company operates 377 stores in 35 states and Puerto Rico, and offers online shopping at www.shoecarnival.com. Headquartered in Evansville, IN, Shoe Carnival trades on The Nasdaq Stock Market LLC under the symbol SCVL. Shoe Carnival's press releases and annual report are available on the Company's website at www.shoecarnival.com.

Contact Information

Cliff Sifford

Vice Chairman and Chief Executive Officer, or

W. Kerry Jackson

Senior Executive Vice President, Chief Financial and Administrative Officer and Treasurer

7500 East Columbia Street

Evansville, IN 47715

www.shoecarnival.com

(812) 867-4034

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties, including, but not limited to, statements regarding the timing of the stock split and statements regarding the Company’s expectations with respect to future operations and financial results.  A number of factors could cause our actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  These factors include, but are not limited to: the duration and spread of the COVID-19 pandemic, mitigating efforts deployed, including the effects of government stimulus on consumer spending, and the pandemic’s overall impact on the operations of our stores, economic conditions, financial market volatility, and our supply chain and distribution processes; general economic conditions in the areas of the continental United States and Puerto Rico where our stores are located; the effects and duration of economic downturns and unemployment rates; changes in the overall retail environment and more specifically in the apparel and footwear retail sectors; our ability to generate increased sales at our stores; our ability to successfully navigate the increasing use of online retailers for fashion purchases and the impact on traffic and transactions in our physical stores; the success of the open-air shopping centers where our stores are located and its impact on our ability to attract customers to our stores; our ability to attract customers to our e-commerce platform and to successfully grow our multi-channel sales; the potential impact of national and international security concerns on the retail environment; the effectiveness of our inventory management, including our ability to manage key vendor relationships and emerging direct-to-consumer initiatives; changes in our relationships with other key suppliers; our ability to control costs and meet our labor needs in a rising wage and/or inflationary environment; changes in the political and economic environments in, the status of trade relations with, and the impact of changes in trade policies and tariffs impacting, China and other countries which are the major manufacturers of footwear; the impact of competition and pricing; our ability to successfully manage and execute our marketing initiatives and maintain positive brand perception and recognition; our ability to successfully manage our current real estate portfolio and leasing obligations; changes in weather, including patterns impacted by climate change; changes in consumer buying trends and our ability to identify and respond to emerging fashion trends; the impact of disruptions in our distribution or information technology operations; the impact of natural disasters, other public health crises, political crises, civil unrest, and other catastrophic events on our stores and our suppliers, as well as on consumer confidence and purchasing in general; risks associated with the seasonality of the retail industry; the impact of unauthorized disclosure or misuse of personal and confidential information about our customers, vendors and employees, including as a result of a cybersecurity breach; our ability to successfully execute our business strategy, including the availability of desirable store locations at acceptable lease terms, our ability to implement and adapt to new technology and systems, our ability to open new stores in a timely and profitable manner, including our entry into major new markets, and the availability of sufficient funds to implement our business plans; higher than anticipated costs associated with the closing of underperforming stores; the inability of manufacturers to deliver products in a timely manner; an increase in the cost, or a disruption in the flow, of imported goods; the impact of regulatory changes in the United States, including minimum wage laws and regulations, and the countries where our manufacturers are located; the resolution of litigation or regulatory proceedings in which we are or may become involved; continued volatility and disruption in the capital and credit markets; future stock repurchases under our stock repurchase program and future dividend payments; and other factors described in the Company’s SEC filings, including the Company’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included in this press release do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Given these uncertainties, we caution investors not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We disclaim any obligation to update any of these factors or to publicly announce any revisions to the forward-looking statements contained in this press release to reflect future events or developments.